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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2005

Commission File Number: 0-6054

STAR BUFFET, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	84-1430786
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

420 Lawndale Drive,
Salt Lake City, UT 84115
(Address of principal executive offices) (Zip Code)

(801) 463-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On February 25, 2005, Star Buffet, Inc. issued a press release announcing that it Board of Directors declared the Company's annual dividend and also declared a special dividend. Both the annual and special dividends are payable on June 8, 2005 to shareholders of record on May 12, 2005. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

        Exhibit

  99.1
  Press Release, dated February 25, 2005, issued by Star Buffet, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR BUFFET, INC. AND SUBSIDIARIES
February 25, 2005	By:	/s/ ROBERT E. WHEATON Robert E. Wheaton Chairman of the Board, President, Chief Executive Officer and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 25, 2005

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX